NATIONWIDE MUTUAL FUNDS

Nationwide Renaissance Small Cap Growth Fund (formerly, Nationwide WCM Focused Small Cap Fund)

Supplement dated March 13, 2026

to the Summary Prospectus dated March 2, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1. Effective immediately, the Summary Prospectus is amended as follows:

a.  The last paragraph under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

    The Fund transitioned to a new subadviser effective February 23, 2026. This transition, together with trading activity associated with past shareholder redemptions, has led to the Fund having significant embedded realized capital gains.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE